UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2024

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
Cash Tender Offer for Any and All 6.25% Senior Secured Notes due 2026 of TransDigm Inc.
On February 12, 2024, TransDigm Group Incorporated (“TransDigm Group”), announced that its wholly-owned subsidiary, TransDigm Inc., has commenced a cash tender offer (the “Offer”) for any and all of its outstanding 6.25% Senior Secured Notes due 2026 (the “Notes”). The Offer is being made on the terms and subject to the conditions set forth in the Offer to Purchase dated February 12, 2024 (the “Offer to Purchase”).
The Offer will expire at 5:00 p.m., Eastern Time, on March 12, 2024 unless extended at TransDigm Group’s sole discretion (the “Expiration Time”). Holders of Notes (the “Holders”) must tender their Notes on or before 5:00 p.m., Eastern Time, on February 26, 2024, unless extended (the “Early Tender Deadline”), in order to receive the Total Consideration (as defined below). Holders of Notes who tender their Notes after the Early Tender Deadline will only receive the Tender Offer Consideration (as defined below).
For each $1,000 principal amount of Notes validly tendered, and not validly withdrawn, the “Total Consideration” is $1,000.00 and the “Tender Offer Consideration” is $970.00. The Tender Offer Consideration is the Total Consideration minus the Early Tender Premium. The “Early Tender Premium” is an amount equal to $30.00 per $1,000 principal amount of Notes and will be payable only with respect to each Note that is validly tendered and not revoked on or before the Early Tender Deadline. The Holders who validly tender, and do not validly withdraw, their Notes will also receive accrued and unpaid interest from the most recent interest payment date for the Notes to, but not including, the applicable payment date.
The Offer is subject to the satisfaction or waiver of certain conditions as described in the Offer to Purchase, including the satisfaction of the Refinancing Condition (as defined in the Offer to Purchase).
Notes tendered pursuant to the tender offer may be validly withdrawn at any time prior to the Early Tender Deadline, but not after the Early Tender Deadline, and Notes tendered on or after the Early Tender Deadline may not be withdrawn, unless, in either case, TransDigm Group is otherwise required by applicable law to permit the withdrawal.
The CUSIP numbers for the Notes are as follows: Rule 144A CUSIP No. 893647 BE6; Regulation S CUSIP No. U8936P AQ6. No representation is made as to the correctness or accuracy of the CUSIP numbers listed in this Current Report on Form 8-K or printed on the Notes.
TransDigm Group has engaged Goldman Sachs & Co. LLC as the Sole Dealer Manager for the tender offer. Persons with questions regarding the tender offer should contact Goldman Sachs & Co. LLC at (800) 828-3182 (toll-free) or (212) 902-5962. Requests for documents should be directed to Global Bondholder Services Corporation, the Information Agent and Depositary for the tender offer, by phone at (212) 430-3774 (banks and brokers) or (855) 654-2014 (all others) or by email at contact@gbsc-usa.com.
* * * * *
This Current Report on Form 8-K is for information purposes only and is not an offer to purchase or a solicitation of acceptance of the offer to purchase with respect to any of the Notes. The Offer is being made pursuant to the tender offer documents, including the Offer to Purchase, which TransDigm Group is distributing to holders of Notes. The Offer is not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.
The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

Forward-Looking Statements
Statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of federal securities law. Words such as “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” or “continue” and other words and terms of similar meaning may identify forward-looking statements. All forward-looking statements involve risks and uncertainties that could cause TransDigm Group's actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, TransDigm Group. These risks and uncertainties include but are not limited to: the sensitivity of our business to the number of flight hours that our customers' planes spend aloft and our customers' profitability, both of which are affected by general economic conditions; supply chain constraints; increases in raw material costs, taxes and labor costs that cannot be recovered in product pricing; failure to complete or successfully integrate acquisitions; our indebtedness; current and future geopolitical or other worldwide events, including, without limitation, wars or conflicts and public health crises; cybersecurity threats; risks related to the transition or physical impacts of climate change and other natural disasters or meeting sustainability-related voluntary goals or regulatory requirements; our reliance on certain customers; the United States defense budget and risks associated with being a government supplier including government audits and investigations; failure to maintain government or industry approvals; risks related to changes in laws and regulations, including increases in compliance costs; potential environmental liabilities; liabilities arising in connection with litigation; risks and costs associated with our international sales and operations; the satisfaction of the Refinancing Condition, the completion of the tender offer; and other factors. Further information regarding the important factors that could cause actual results to differ materially from projected results can be found in TransDigm Group's Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and other reports that TransDigm Group or its subsidiaries have filed with the Securities and Exchange Commission. Except as required by law, TransDigm Group undertakes no obligation to revise or update the forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Sarah Wynne
Name:	Sarah Wynne
Title:	Chief Financial Officer (Principal Financial Officer)

Dated: February 12, 2024